Exhibit 10.68

Execution Version

AMENDMENT NO. 2 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of April 22, 2015 (this “Amendment No. 2”), entered into by and among Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Perry Ellis Menswear, LLC, a Delaware limited liability company formerly known as Perry Ellis Menswear, Inc. and successor by merger to Salant Holding, LLC (“Perry Ellis Menswear”), Supreme International, LLC, a Delaware limited liability company formerly known as Supreme International, Inc. and successor by merger to Jantzen, LLC (“Supreme”; and together with Perry Ellis Menswear and any other Person that at any time after the date hereof becomes a Borrower in accordance with the terms of the Loan Agreement (as hereafter defined), each individually “Borrower” and collectively, “Borrowers”), PEI Licensing, Inc., a Delaware corporation and successor by merger to Jantzen Apparel, LLC (“PEI Licensing”), Perry Ellis International, Inc., a Florida corporation (“Parent”), Perry Ellis Real Estate, LLC, a Delaware limited liability company formerly known as Perry Ellis Real Estate Corporation (“PE Real Estate”), Perry Ellis Shared Services Corporation, a Delaware corporation (“PE Shared Services”), Supreme Realty, LLC, a Florida limited liability company and successor by merger to Supreme Real Estate I, LLC, Supreme Real Estate II LLC and Winnsboro DC, LLC (“Supreme Realty”), and Tampa DC, LLC, a Delaware limited liability company and successor by merger to Tampa DC Holdings, LLC (“Tampa DC”; and together, with PEI Licensing, Parent, PE Real Estate, PE Shared Services, Supreme Realty, and any other Person that at any time after the date hereof becomes a Guarantor in accordance with the terms of the Loan Agreement, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated as of December 2, 2011, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement and Consent, dated as of January 9, 2014, and as modified by the Consent and Waiver to Amended and Restated Loan and Security Agreement, dated as of January 9, 2015, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists and may hereby and hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions set forth in this Amendment No. 2;

WHEREAS, the Borrower Agent has requested, pursuant to Section 2.5 of the Loan Agreement, that the persons set forth on Schedule II hereto (the “Incremental Lenders”) commit to increase the Commitments on the Amendment No. 2 Effective Date (as defined below) in an aggregate principal amount equal to $75,000,000 (the “Incremental Commitments”), and each Incremental Lender is willing to provide its portion of the Incremental Commitments on the terms set forth herein and in the Loan Agreement and subject to the conditions set forth herein;

WHEREAS, the terms of the Incremental Commitments shall be identical to the terms of the Commitments in existence immediately prior to the Amendment No. 2 Effective Date, as such terms shall be modified hereby; and

WHEREAS, by this Amendment No. 2, Agent, Lenders, Borrowers and Guarantors wish to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Interpretation. For purposes of this Amendment No. 2, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Amendments. Effective as of the Amendment No. 2 Effective Date (as defined below), the Loan Agreement shall be amended as follows:

(a) Additional Definitions. Each of the following definitions shall be added to Section 1 of the Loan Agreement:

““Amendment No. 2” shall mean Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of April 22, 2015, by and among Agent, Lenders, Borrowers and Guarantors.”

““Amendment No. 2 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 2 shall have been satisfied and/or waived.”

(b) Amendment to Definition of Commitment. The definition of Commitment in Section 1.26 of the Loan Agreement shall be amended and restated in its entirety as follows:

“1.26 “Commitment” shall mean, at any time, as to each Lender, the principal amount set forth opposite the name of such Lender on Schedule I hereto or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.7 hereof, as the same may be adjusted from time to time in accordance with the terms hereof; sometimes being collectively referred to herein as “Commitments”.”

(c) Amendment to Definition of Inventory Loan Limit. The definition of Inventory Loan Limit in Section 1.82 of the Loan Agreement shall be amended and restated in its entirety as follows:

“1.82 “Inventory Loan Limit” shall mean, at any time, an amount equal to $125,000,000.”

(d) Amendment to Definition of Maximum Credit. The definition of Maximum Credit in Section 1.98 of the Loan Agreement shall be amended and restated in its entirety as follows (it being agreed that the following reflects the Maximum Credit immediately after giving effect to the Incremental Commitments):

“1.98 “Maximum Credit” shall mean $200,000,000, as such amount may be adjusted pursuant to and in accordance with the terms of Section 2.4 hereof.”

(e) Amendment to Fixed Charge Coverage Ratio Covenant. Section 9.17 of the Loan Agreement shall be amended and restated in its entirety as follows:

“9.17. Fixed Charge Coverage Ratio. At any time that Excess Availability is less than fifteen (15%) percent of the Maximum Credit, the Fixed Charge Coverage Ratio of Borrowers (on a consolidated basis) determined as of the end of the fiscal month most recently ended for which Agent has received financial statements shall be not less than 1.0 to 1.0 for the period of the immediately preceding twelve (12) consecutive fiscal months ending on the last day of such fiscal month.”

(f) Amendment to Maturity Date. The first sentence of Section 13.1(a) of the Loan Agreement shall be amended and restated as follows:

“This Agreement and the other Financing Agreements shall become effective as of the Closing Date and shall continue in full force and effect for a term ending on April 30, 2020 (the “Maturity Date”) and unless sooner terminated pursuant to the terms hereof.”

(g) Schedule I to Loan Agreement. The Loan Agreement shall be amended by adding Schedule I thereto in the form attached as Schedule I hereto (it being agreed that such Schedule I reflects the Commitments immediately after giving effect to the Incremental Commitments).

3. First Incremental Revolving Credit Commitments. On the terms and subject to the conditions set forth herein, each Incremental Lender agrees, severally and not jointly, to provide a portion of the Incremental Commitments in the amount set forth on Schedule II hereto opposite the name of such Incremental Lender, commencing on the Amendment No. 2 Effective Date.

4. Representations, Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

(a) this Amendment No. 2 and all other documents, agreements and instruments executed by any Borrower or Guarantor in connection herewith (together with this Amendment No. 2, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective stockholders, and are in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) neither the Amendment Documents nor the transactions contemplated thereby are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound; and

(c) as of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

5. Conditions Precedent. The terms and provisions of this Amendment No. 2 shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a) Agent shall have received executed counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers and Guarantors and each of the Lenders;

(b) Agent shall have received a secretary’s certificate, duly authorized, executed and delivered by the secretary or assistant secretary of each Borrower and Guarantor, in form and substance reasonably satisfactory to Agent, which (among other things) certifies the resolutions of the Board of Directors (or similar governing body) of such Borrower or Guarantor, as applicable evidencing the approval of the transactions contemplated by this Amendment;

(c) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date);

(d) no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or (ii) has or has a reasonable likelihood of having a Material Adverse Effect;

(e) no Default or Event of Default shall exist or have occurred and be continuing on and as of the Amendment No. 2 Effective Date and after giving effect thereto;

(f) the increase in the Maximum Credit contemplated by this Amendment No. 2 shall not violate any applicable law, regulation or order or decree of any court or other Governmental Authority and shall not be enjoined, temporarily, preliminarily or permanently; and

(g) Borrowers shall have paid to Agent, for the account of the Agent and the Lenders (in accordance with any agreement between the Agent and each Lender), all fees and expenses due and payable in connection with this Amendment No. 2.

6. Effect of this Amendment. This Amendment No. 2 and the other Amendment Documents constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly provided herein, no other consents, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 2, the provisions of this Amendment No. 2 shall control.

7. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 2.

8. Release of Claims. No Borrower or Guarantor has any actual or potential claim or cause of action against Agent or any Lender with respect to any matters relating to the Financing Agreements and related transactions through the date hereof, and hereby waives and releases any right to assert same.

9. Governing Law. The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Florida but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

10. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic means shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 2. Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic means shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS PERRY ELLIS MENSWEAR, LLC By: Perry Ellis International, Inc. its managing member

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

SUPREME INTERNATIONAL, LLC By: Perry Ellis International, Inc. its managing member

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

GUARANTORS PEI LICENSING, INC.

By:	/s/ Jorge Narino
Name:	Jorge Narino
Title:	Treasurer

PERRY ELLIS INTERNATIONAL, INC.

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

PERRY ELLIS REAL ESTATE, LLC By: Perry Ellis International, Inc. its managing member

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

PERRY ELLIS SHARED SERVICES CORPORATION

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

SUPREME REALTY, LLC By: Perry Ellis International, Inc. its managing member

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

TAMPA DC, LLC By: Perry Ellis International, Inc. its managing member

By:	/s/ Anita D. Britt
Name:	Anita D. Britt
Title:	Chief Financial Officer

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

AGENT WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

LENDER WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

LENDER BANK OF AMERICA, N.A.

By:	/s/ Robert J. Walker
Name:	Robert J. Walker
Title:	Senior Vice President

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

LENDER HSBC BANK USA, N.A.

By:	/s/ Rafael De Paoli
Name:	Rafael De Paoli
Title:	Senior Vice President

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

LENDER DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

Amendment No. 2 to Amended and Restated Loan and Security Agreement – Perry Ellis

SCHEDULE I TO AMENDMENT NO. 2 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

SCHEDULE I TO LOAN AGREEMENT

Commitments

Lenders	Commitments
Well Fargo Bank, National Association	$102,000,000.00

Bank of America, N.A.	$48,000,000.00

HSBC Bank USA, N.A.	$34,000,000.00

Deutsche Bank AG New York Branch	$16,000,000.00

Total:	$200,000,000

:

SCHEDULE II TO AMENDMENT NO. 2

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Incremental Lenders

and

Incremental Commitments

Incremental Lenders	Incremental Commitments
Well Fargo Bank, National Association	$38,250,000.00

Bank of America, N.A.	$18,000,000.00

HSBC Bank USA, N.A.	$12,750,000.00

Deutsche Bank AG New York Branch	$6,000,000.00

Total:	$75,000,000